UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

Discovery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

(240) 662-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series A Common Stock	DISCA	Nasdaq
Series B Common Stock	DISCB	Nasdaq
Series C Common Stock	DISCK	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On May 17, 2021, Discovery, Inc. (“Discovery”) and AT&T Inc. (“AT&T”) issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), by and among Discovery, AT&T, Magallanes, Inc., a wholly-owned subsidiary of AT&T (“Spinco”), and Drake Subsidiary, Inc., a wholly-owned subsidiary of Discovery (“Merger Sub”). The full text of the joint press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Discovery also made available to employees, investors and other constituencies the materials included as Exhibits 99.2 through 99.4. Exhibits 99.1 through 99.4 are being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

On May 17, 2021, Discovery entered into the Merger Agreement, by and among Discovery, AT&T, Spinco and Merger Sub.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Discovery and Spinco, which will immediately follow the proposed separation of Spinco from AT&T (together, the “proposed transaction”). In connection with the proposed transaction, Discovery intends to file a registration statement on Form S-4, containing a proxy statement/prospectus, with the SEC. In addition, Spinco expects to file a registration statement in connection with its separation from AT&T. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statements and proxy statement/prospectus (when available) and other documents filed by Discovery and Spinco with the SEC at http://www.sec.gov. Free copies of the registration statements and proxy statement/prospectus, once available, and each company’s other filings with the SEC may also be obtained from the respective companies. Free copies of documents filed with the SEC by Discovery will be made available free of charge on Discovery’s investor relations website at https://ir.corporate.discovery.com. Free copies of documents filed with the SEC by Spinco will be made available free of charge on AT&T’s investor relations website at https://investors.att.com.

Participants in the Solicitation

Discovery, AT&T and Spinco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Discovery is set forth in its definitive proxy statement, which was filed with the SEC on April 30, 2021. Information about the directors and executive officers of AT&T is set forth in its definitive proxy statement, which was filed with the SEC on March 11, 2021. Information about the directors and executive officers of Spinco will be set forth in its registration statement to be filed with the SEC in connection with its separation from AT&T. Investors may obtain additional information regarding the interests of such participants by reading the registration statements, proxy statement/prospectus and other relevant materials regarding the proposed transaction when they become available.

Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between AT&T and Discovery constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T and Discovery and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction, (2) the risk that Discovery stockholders may not approve the proposed transaction, (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, and (4) risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner. Discussions of additional risks and uncertainties are contained in AT&T’s and Discovery’s filings with the SEC and in the Form S-4, containing a proxy statement/prospectus, to be filed by Discovery and the registration statement to be filed by Spinco in connection with the proposed transaction. None of Discovery, AT&T or Spinco is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Joint Press Release of Discovery and AT&T, dated May 17, 2021

99.2	Discovery Letter to Employees, dated May 17, 2021

99.3	Joint Investor Presentation of Discovery and AT&T, dated May 17, 2021

99.4	Joint Transaction Infographic of Discovery and AT&T

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2021	DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer